                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   August 8, 2004
                                                --------------------------------

                               IBT Bancorp, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                    Michigan
--------------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)

            0-18415                                   38-2830092
--------------------------------------------------------------------------------
   (Commission File Number)                 (IRS Employer Identification No.)


       200 East Broadway, Mount Pleasant, Michigan            48858
--------------------------------------------------------------------------------
        (Address of principal executive offices)            (Zip code)

                                 (989) 772-9471
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         The following exhibit is filed as part of this report.

         Exhibit 99.1 IBT Bancorp, Inc. press release dated August 8, 2004.

Item 12.  Results of Operations and Financial Condition

         On August 8, 2004 IBT Bancorp, Inc., a Michigan Corporation, (the "Corporation"), issued a press release announcing second quarter results for the second quarter of 2004, which press release is attached as Exhibit 99.1 hereto and is hereby incorporated herein by reference.

         The information in this current report on Form 8-K and the exhibit attached hereto shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized, in the City of Mt. Pleasant, State of Michigan, on August 11, 2004.

                                  IBT Bancorp, Inc.
                                  ----------------------------------------


                                  By:  /s/ Dennis P. Angner
                                       -----------------------------------
                                           Dennis P. Angner, President and
                                            Chief Executive Officer

                                  EXHIBIT INDEX

99.1     IBT Bancorp, Inc. press release dated August 8, 2004.